QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2004

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York (State or other jurisdiction of incorporation)	1-13515 (Commission file number)	25-0484900 (IRS Employer Identification No.)
1600 Broadway, Suite 2200, Denver, Colorado 80202 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.

Exhibit	Description
99.1	Forest Oil Corporation press release dated May 23, 2004, entitled "Forest Oil Expands Canadian and Permian Positions with Planned $330 Million Purchase of Wiser Oil."

Item 9. Regulation FD Disclosure.

        On May 23, 2004, we issued a press release announcing that we had entered into a definitive agreement to acquire all of the outstanding shares of The Wiser Oil Company for cash consideration of $10.60 per share.

        In accordance with General Instruction B.2. of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: May 24, 2004	By	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President— General Counsel and Secretary

3

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure.
SIGNATURES